Exhibit 10.2

CLARK, INC.

INCENTIVE STOCK OPTION AGREEMENT

This Incentive OPTION AGREEMENT (this “Option Agreement”) is entered into by and between Clark, Inc., a Delaware corporation (the “Company”), and [Insert Full Name] (the “Optionee”).
1.  Grant of Option. The Company hereby grants to the Optionee effective as of the date set forth in Section 23 hereof (the “Date of Grant”), the right and option (the “Option”) to purchase up to the aggregate number of shares of common stock, par value $.01 per share, of the Company (the “Common Stock”) set forth in Section 23 hereof, subject to adjustment pursuant to Section 3 hereof and subject to the Optionee’s acceptance and agreement to all of the terms and conditions and restrictions described in the Clark, Inc. Incentive Compensation Plan (the “Plan”), a copy of which has been made available to the Optionee, and to the further terms, conditions and restrictions set forth below.
2.  Exercise Price. Subject to adjustment pursuant to Section 3, the exercise price payable by the Optionee upon exercise of this Option is set forth in Section 23 hereof.
3.  Adjustments to Number of Shares and Option Price. The number of shares and exercise price shall be subject to adjustments as provided in Section 6.2 of the Plan.
4.  Tax Status. This Option is intended to be treated as an “incentive stock option” within the meaning of Section 422 of the Code to the extent that any portion of this Option meets the requirements of Section 422 of the Code. To the extent that any portion of this Option does not meet such Code requirements, this Option shall be deemed a nonqualified stock option.

5.  Exercise of Option. Subject to the terms of the Plan and this Option Agreement, Optionee shall have the right to acquire shares of Common Stock under this Option Agreement as follows:
(a)  As of [Insert Date] and thereafter, Optionee may exercise rights to acquire [Insert %] of the Common Stock subject to the Option;
(b)  As of [Insert Date] and thereafter, Optionee may exercise rights to acquire an additional [Insert %] of the Common Stock subject to the Option and;
(c)  As of [Insert Date] and thereafter, Optionee may exercise rights to acquire an additional [Insert %] of the Common Stock subject to the Option.
6.  Expiration of Option. This Option shall expire and cease to be exercisable on [Insert Date] or such earlier date as may be specified in the Plan.
7.  Termination of Employment. In the event that the employment of the Optionee with the Company and all of its Subsidiaries shall at any time hereafter terminate for any reason other than death, any part of the Option granted hereunder which has not been exercised by the date of such termination shall expire unless exercised prior to the date of its expiration or within ninety (90) days after the date of such termination, whichever occurs first.
8.  Death of Optionee. If Optionee dies prior to the termination of his right to exercise the Option in accordance with the provisions hereof without having totally exercised the Option, the Option may be exercised by the Optionee’s executor, administrator or the person or persons to whom the Optionee’s rights under the Option pass by the laws of descent and distribution (Optionee’s “Successor”). If Optionee dies while in the employ of the Company or any Subsidiary, the Option shall expire unless exercised (to the extent exercisable immediately prior to Optionee’s death) by his Successor prior to the date of expiration of the Option or one (1) year from the date of Optionee’s death, whichever comes first.

9.  Additional Accelerated Vesting. In the event the Company is subject to a “Change in Control,” any part of the Option granted hereunder which has not already been exercised, shall be exercisable and shall be immediately one hundred percent (100%) vested without regard to the periods and installments of exercisability specified in Section 5, if and only if such Option has not at that time expired or been terminated, in accordance with Section 7 or otherwise, in which case, any unexercised portion shall be deemed cancelled as of the effective date of such Change in Control. For the purposes of this Section, “Change in Control” shall be deemed to have occurred if (i) the Company becomes a subsidiary of another corporation or entity or is merged or consolidated into another corporation or entity or substantially all of the assets of the Company are sold to another corporation or entity; (ii) any person, corporation, partnership or other entity, either alone or in conjunction with its “affiliates,” as that term is defined in Rule 405 of the General Rules and Regulations under the Securities Act of 1933, as amended, or other group of persons, corporations, partnerships or other entities who are not “affiliates” but who are acting in concert, other than Tom Wamberg or his family members or any person, organization or entity that is controlled by Tom Wamberg or his family members, becomes the owner of record or beneficially of securities of the Company that represent thirty-three and one-third percent (33 1/3%) or more of the combined voting power of the Company’s then outstanding securities entitled to elect the Board; or (iii) the Board or the Committee thereof makes a determination in its reasonable judgment that a “Change in Control” of the Company has taken place. In all events, the determination that a “Change in Control” has occurred shall be made by the Committee.

10.  Procedure to Exercise. The Optionee (or other person entitled to exercise this Option) shall purchase shares of stock of the Company subject hereto by the payment to the Company of the purchase price in full and the amount of employment tax and withholding tax due, if any, upon the exercise of this Option as follows: (i) via personal check, bank draft, money order, certified check, or cashier’s check payable to the order of the Company or by money transfers or direct account debits; (ii)through the delivery or deemed delivery based on attestation to the ownership of Previously Acquired Shares (i.e., shares owned by the Optionee for not less than 6 months) of Common Stock with a Fair Market Value equal to the total payment due from the Participant, or delivery by the Participant of a written attestation of the same; (iii) through the delivery of shares of Common Stock otherwise deliverable upon exercise, if such withholding will not result in additional accounting expense to the Company as determined in the discretion of the Committee; or (iv) a copy of irrevocable instructions to a broker to promptly deliver to the Company the amount of proceeds from a sale of shares of Common Stock equal to the exercise price and any applicable withholding taxes.
Any employment or withholding tax due upon exercise of this Option shall be, and shall remain, the responsibility of the Optionee (or such Optionee’s estate or representative). This Option may be exercised from time to time by written notice to the Company stating the full number of shares to be purchased and the time and delivery thereof, which shall be at least fifteen days after the giving of notice unless an earlier date shall have been agreed upon between the Optionee (or other person entitled to exercise this Option) and the Company, accompanied by full payment for the shares as described in the first sentence of this Section 10. The Company will, as soon as is reasonably possible, notify the Optionee (or such Optionee’s representative) of the amount of employment tax and other withholding tax, if any, that must be paid under federal, state and local law due to the exercise of this Option. The Company shall have no obligation to deliver certificates for the shares purchased until the Optionee (or such Optionee’s representative) pays to the Company the purchase price in full and the amount of employment tax and withholding tax specified in the Company’s notice as described in this Section 10 by payment terms set forth in the first sentence of this Section 10. At the time of delivery, the Company shall, without transfer or issue tax to the Optionee (or other person entitled to exercise this option) deliver at the principal office of the Company, or at such other place as shall be mutually agreed upon, a certificate or certificates for such shares, provided, however, that the time of delivery may be postponed by the Company for such period as may be required for it to comply with reasonable diligence with any requirements of law.

11.  Nontransferability of Option. This Option shall not be assignable or transferable other than by will or the laws of descent and distribution and shall be exercisable during the Optionee’s lifetime only by the Optionee.
12.  Continued Employment or Retention. Subject to the terms of any employment agreement between the Company and the Optionee, nothing herein shall confer upon the Optionee any right to be continued in the employ of the Company or a Subsidiary, or shall prevent the Company or Subsidiary which employs the Optionee from terminating such employment at any time, with or without cause.
13.  Rights as Stockholder. Nothing herein is intended to or shall give to the Optionee or the legal representatives, heirs, legatees, or distributees of the Optionee any right or status of any kind as a stockholder of the Company in respect of any shares of Common Stock covered by this Option or entitle the Optionee or the legal representatives, heirs, legatees, or distributees of the Optionee to any dividends or distributions thereon unless and until such shares shall have been delivered to the Optionee or the legal representatives, heirs, legatees, or distributees of the Optionee and registered in the Optionee’s name and the Optionee or the legal representatives, heirs, legatees, or distributees of the Optionee has received a certificate or certificates therefor.

14.  Interpretation. If and when questions arise from time to time as to the intent, meaning or application of the provisions hereof or of the Plan, such questions shall be decided by the Committee in its sole discretion, and any such decision shall be conclusive and binding on the Optionee. The Optionee hereby agrees that this Option is granted and accepted subject to such condition and understanding.
15.  Investment Representation. At such time or times as the Optionee may exercise this Option, the Optionee shall, upon the request of the Company, represent in writing (i) that the shares being acquired by the Optionee under this Option will not be sold except pursuant to an effective registration statement, or applicable exemption from registration, under the Securities Act of 1933, as amended, (ii) that it is the Optionee’s intention to acquire the shares being acquired for investment only and not with a view to distribution thereof, and (iii) other customary representations as the Company deems necessary or advisable. No shares will be issued to the Optionee unless the Optionee provides such representations and agreements and the Company is satisfied as to the accuracy of such representations and agreements.
16.  Withholding of Taxes. Upon exercise of this Option (either wholly or in part), the Optionee must pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any federal, state or local taxes of any kind required to be withheld in connection with the issuance to the Optionee of Common Stock upon exercise of this Option. The Company may permit withholding of shares of Common Stock in accordance with procedures established by the Company as an election by Optionee to meet applicable withholding requirements.

17.  Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, mailed certified mail (return receipt requested) or sent by overnight delivery service, cable, telegram, facsimile transmission or telex to the Optionee at the address on the signature page hereof and to the Company at the address set forth below or at such other addresses as shall be specified by the parties by like notice:
Clark, Inc.
102 South Wynstone Park Drive
North Barrington, IL 60010
Attention: Jim Radosevich
Facsimile No. (847) 304-9568

18.  Defined Terms. All capitalized terms used herein and not otherwise defined shall have the meanings given them in the Plan.
19.  Stockholder Approval. Notwithstanding the provisions of Section 10 hereof, this Option may not be exercised unless and until the Plan has been duly approved by the stockholders of the Company.
20.  Confidentiality. Unless otherwise permitted by the Chairman of the Board or the President of the Company, Optionee agrees to keep confidential the terms of this Option Agreement (and the terms of any other Option Agreement with any other Employee of the Company known to Optionee) and shall not disclose such terms to any other Employee or otherwise.

21.  Nondisclosure and Nonsolicitation. In further consideration for the grant to Optionee of the Option evidenced by this Option Agreement, Optionee hereby covenants and agrees as follows:
(a)  Optionee hereby acknowledges that Optionee will have access to certain trade secrets and confidential information of the Company and of corporations and/or other business enterprises directly or indirectly owned, controlled and/or operated by the Company (“Affiliates”) and that such information constitute valuable, special and unique property of the Company and such corporations. Optionee shall not, during or after the term of Optionee’s employment by the Company or a Subsidiary, disclose any such trade secrets or confidential information to any person or entity for any reason or purpose whatsoever except as may be required by law or use such confidential information for any purpose not authorized by the Chairman of the Board. Confidential information shall include (i) all information designated as confidential by the Chairman of the Board and (ii) all information the disclosure of which Optionee knows, or in the exercise of reasonable care should know, would be damaging to the Company; provided, however, that confidential information shall not include any information known generally to the public (other than as a result of unauthorized disclosure by Optionee) or any information not otherwise considered by the Chairman of the Board or the Board of Directors to be confidential.
(b)  Optionee agrees that during the term of Optionee’s employment by the Company or a Subsidiary and for a period of twelve months following the termination of Optionee’s employment, Optionee shall not, either alone or on behalf of any business competing with the Company or any Affiliate, directly or indirectly (i) solicit or induce, or in any manner attempt to solicit or induce any person employed by, or an agent of, the Company or any Affiliate to terminate his contract of employment or agency, as the case may be, with the Company or any Affiliate, as the case may be, or (ii) solicit, divert, or attempt to solicit or divert, as a supplier or customer, any person, concern or entity which, as of the date of termination or during the one year period prior thereto, furnishes products or services to, or receives products and services from the Company or any Affiliate, nor will Optionee attempt to induce any such supplier or customer to cease being (or any prospective supplier or customer not to become) a supplier or customer of the Company or any Affiliate.

22.  Noncompetition. If, during the twelve month period following Optionee’s termination, for any reason, of Optionee’s employment with the Company or any of its subsidiaries at any place within the United States in which the Company conducts business at the time of such termination; Optionee shall engage in either as a partner, officer, director, employee agent or shareholder (other than as the holder of less than 10% of the outstanding capital stock of any corporation whose stock is traded on a national securities exchange), be interested in or render services to any business then competitive with the Company or its subsidiaries:
(a)  The ninety (90) day extension of paragraph 7 shall cease.
(b)  Optionee shall reimburse the Company for the difference between the market value on date of exercise and the option price on date of exercise, for all options exercised by Optionee during the twelve month period preceding the termination.
(c)  Optionee acknowledges the Company’s right to recover such amounts due from any and all amounts due the Optionee for prior services as an employee.

23.  Specified Information. This Option Agreement shall apply with respect to the following specific information:
(a)  Date of Grant: [Insert Date]
(b)  Name of Optionee: [Insert Full Name]
(c)  Number of Shares Covered by Option: [Insert Number of Shares]
(d)  Option Exercise Price Per Share: [Insert Stock Price at closing]

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Option Agreement to be effective as of the Date of Grant set forth above.

CLARK, INC. By: Jim Radosevich Vice President and Corporate Secretary
[Insert Full Name], Optionee Social Security Number: [Insert SSN #] Optionee’s Address: [Insert home address]